SCHEDULE 14A (Rule 14a-101) INFORMATION REQUIRED IN PROXY STATEMENT SCHEDULE 14A INFORMATION Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Proxy Statement
[X] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

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Eaton Vance Growth Trust
(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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(1) Title of each class of securities to which transaction applies:

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[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was
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EMAIL RE: PROXY MATERIAL VIA ELECTRONIC DELIVERY

Please note: You are receiving this email because you have elected to receive Proxy Material via the Internet. Please review this material and vote your shares as soon as possible. Your vote is important.

Please read this email before proceeding

NOTICE OF AVAILABILITY OF IMPORTANT PROXY MATERIAL

Eaton Vance Worldwide Health Sciences Fund Special Meeting of Shareholders Meeting Date: July 1, 2011 For Shareholders as of: May 6, 2011

You can access these Proxy Materials at the following Web address:

NOTICE OF SPECIAL MEETING AND PROXY STATEMENT

If your email software supports it, you can simply click on the above link. If not, you can type (or copy and paste) the web address into the address line of your Web browser.

HOW TO VOTE:

Because electronic Proxy Materials do not include a proxy card that you can mail in, you will need to cast your vote through the Internet or by touchtone telephone. Either way, you will need the Control number(s) below.

CONTROL NUMBER: 012345678901

Please use this control number when voting on the internet or by touchtone telephone.

To vote through the Internet, visit http://www.proxyvote.com. Internet voting is accepted up to 11:59 p.m. (PST) the day before the meeting.

To vote by touchtone telephone, call 1-800-690-6903 and follow the recorded instructions. Touchtone telephone voting is accepted up to 11:59 p.m (PST) the day before the meeting/cut off date.

ADDITIONAL INFORMATION:

To access the electronic Proxy Materials, you may need Adobe Acrobat Reader software. This software is available for download at no cost at http://www.adobe.com. Downloading time may be slow.

This message and any attachments are intended only for the use of the addressee and may contain information that is privileged and confidential. If the reader of the message is not the intended recipient or an authorized representative of the intended recipient, you are hereby notified that any dissemination of this communication is strictly prohibited. If you have received this communication in error, please notify us immediately by e-mail and delete the message and any attachments from your system.

Eaton Vance WWHS Important Points and Proposals

Meeting Date/Time: Friday, July 1st, 2011 @ 3:00pm ET
Meeting Location: 2 International Place, Boston, MA 02110
Date of Record: May 6th, 2011
Proxy Mailed on or about: May 16th, 2011
Proxy Statement: FINAL

Special Meeting of Shareholders

1. To approve an amended and restated Investment Advisory Agreement between OrbiMed Advisors LLC and Worldwide Health Sciences Portfolio.

  The asset-based advisory fee rate under the Proposed Agreement is approximately 1/3 lower and the rate of the maximum Performance Adjustment (plus or minus) is changed from 0.25% to 0.15% annually.
  In addition, the fee schedule under the Proposed Agreement eliminates the higher fee rates applicable to average daily net assets of less than $50 million.
  The benchmark for measuring the performance adjustment under the Proposed Agreement is changed from the S&P 500 to the MSCI World Health Care Index.
  The MSCI World Health Care index more closely resembles the composition of the Portfolio, including the universe of securities considered for investment by the Portfolio.

2. To approve a new Management Agreement between Eaton Vance Management (“EVM”) and the Portfolio to replace the current Administration Agreement.

  Under the current Administration Agreement EVM has provided the Portfolio with certain services since its inception.
  EVM will continue to provide its’ current services under the proposed Management Agreement, but will also provide additional management services including overseeing and monitoring the activities and services provided by the investment adviser and providing periodic reports to the Board with respect thereto.
  The asset-based fee payable to EVM under the proposed Management Agreement will increase relative to the fees paid under the Current Agreement. However, the aggregate asset-based fee rate payable under the proposed agreements will be lower after implementation.

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Eaton Vance Worldwide Health Sciences Fund Draft Solicitation Script Meeting Date July 1, 2011 Toll Free Phone # 1-866-615-7268

Greeting: Hello, is Mr./Ms. _________ available please?

Hi Mr./Ms. _____________, my name is <Agent Name> and I am calling on behalf of the Eaton Vance Worldwide Health Sciences Fund on a recorded line. Recently we sent you proxy materials for the upcoming Special Meeting of Shareholders to be held on July 1, 2011 and have not received your proxy. Your Fund’s Board of Trustees is recommending that you vote in favor of the proposals. Would you like to vote along with the recommendations of the board?

For the record, would you please state your full name and mailing address?

Are you authorized to vote on all shares?

Again, my name is <Agent Name>, a proxy voting specialist on behalf of the Eaton Vance Worldwide Health Sciences Fund. Today’s date is _____ and the time is _____ (am/pm) Eastern Time.

Mr./Ms. __________, I have recorded your [FAVORABLE / AGAINST / ABSTAIN] vote for each proposal on all of your Eaton Vance Worldwide Health Sciences Fund accounts and will be sending you a written confirmation for each. If you wish to make any changes you may contact us by calling 1-866-615-7268. Thank you very much for your participation and have a great day/evening.

If Not Received:

I can resend the materials to you. Can you please verify your mailing address? (Verify entire address, including street name, number, town, state & zip) Do you have an email address this can be sent to? (If yes, enter the email address in the notes and read it back phonetically to the shareholder)

Thank you. (For email the only way to vote is to call 1-866-615-7268, the number is listed in the body of the email) (For re-mail) You should receive these materials shortly and the materials will inform you of the methods available to you to cast your vote, one of which is to call us back at the toll free number listed in the material (1-866-615-7268).

If Not Interested:

(use rebuttal) I am sorry for the inconvenience. Please be aware that as a shareholder, your vote is very important. Please fill out and return your proxy card at your earliest convenience. If you would rather not do that, you can always vote via the other methods outlined in the proxy materials. Thank you again for your time today, and have a wonderful day/evening.

ANSWERING MACHINE MESSAGE:

Hello, my name is <Agent Name> and I am a proxy voting specialist for Eaton Vance Worldwide Health Sciences Fund. You should have received proxy material in the mail concerning the Special Meeting of Shareholders to be held on July 1, 2011.

Your participation is very important. To vote over the telephone, call toll-free at 1-866-615-7268 and a proxy voting specialist will assist you with voting your shares. Specialists are available Monday through Friday, 9:30 AM to 9:00 PM and Saturday 10:00AM to 6:00 PM Eastern Time. Voting takes just a few moments and will benefit all shareholders.

Thank you for your prompt attention to this matter.

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